UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________
FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2025
________________________________________
Accolade, Inc.
(Exact name of Registrant as Specified in Its Charter)
________________________________________

Delaware	001-39348	01-0969591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Third Avenue, Suite 1700
Seattle, WA 98101
(Address of Principal Executive Offices and Zip Code)
(206) 926-8100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ACCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Accolade,” “Company,” “we,” “us” and “our” refer to Accolade, Inc., and/or one or more of our wholly owned subsidiaries, unless the context otherwise provides.
Item 1.01     Entry into a Material Definitive Agreement.
On January 8, 2025, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Transcarent, Inc., a Delaware corporation (“Parent”), and Acorn Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”, and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger. The Company’s board of directors (the “Company Board”) unanimously approved the Merger Agreement and the consummation of the Transactions, including the Merger, and subject to the terms of the Merger Agreement, resolved to recommend that the Company stockholders adopt the Merger Agreement and approve the Merger and, the Transactions at a meeting of its stockholders (the “Company Stockholder Meeting”).
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.0001 per share (the “Company Common Stock”), issued and outstanding immediately prior to the Effective Time (each, a “Share”, and collectively, the “Shares”), subject to certain customary exceptions specified in the Merger Agreement, will automatically be converted into the right to receive $7.03 in cash, without interest (the “Merger Consideration”).
At the Effective Time, all Shares underlying Company stock options outstanding immediately prior to the Effective Time that are vested, after giving effect to any applicable vesting acceleration and separation right applicable to any individual other than a continuing employee, with an exercise price per Share that is less than the Merger Consideration (each, a “Vested Company Option”), restricted stock units outstanding immediately prior to the Effective Time that are vested, after giving effect to any applicable vesting acceleration and separation right applicable to any individual other than a continuing employee, (each, a “Vested Company RSU”) and restricted stock units outstanding immediately prior to the Effective Time that vest, or become eligible to vest, based on the achievement of performance conditions and that are vested or that will become vested at the Effective Time, after giving effect to any applicable vesting acceleration and separation right applicable to any individual other than a continuing employee (each, a “Vested Company PSU”) will be cancelled and converted into the right to receive the Merger Consideration (or, in the case of such Vested Company Option, the difference between the Merger Consideration and the applicable per share exercise price), less any applicable tax withholdings.

Company stock options, whether vested or unvested, that have an exercise price per Share that is equal to or greater than the Merger Consideration (“out-of-the-money Company options”) will be cancelled without consideration.

At the Effective Time, the portion of each Company stock option,  restricted stock unit, including any restricted stock unit that vests, or becomes eligible to vest, based on the achievement of performance conditions that are not Vested Company Options, Vested Company RSUs, or Vested Company PSUs will be cancelled without consideration.

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time.

The Company has also agreed to convene a Company Stockholder Meeting for the purpose of obtaining the affirmative vote of the holders of a majority of all outstanding shares of Company Common Stock to adopt the Merger Agreement (the “Company Stockholder Approval”). The Merger Agreement also includes covenants requiring the Company not to (i) solicit, initiate, knowingly induce the making, submission or announcement of, or knowingly facilitate or knowingly encourage any inquiries or the implementation or submission of, or any proposals or offers that would be reasonably expected to lead to, an acquisition proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information in connection with any inquiries, proposals or offers that constitute, or would be reasonably expected to lead to, an acquisition proposal, or (iii) enter into or accept any letter of intent, term sheet or acquisition agreement, subject to, prior to receipt of the Company Stockholder Approval, a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an acquisition proposal if the Company complies with certain notice and other requirements and the Company Board determines in good faith (after consultation with its financial advisor and outside legal counsel) that such acquisition proposal is more favorable to the Company’s stockholders from a financial point of view than Transactions, subject to certain matching rights in favor of Parent.

Consummation of the Merger is subject to customary closing conditions set forth in the Merger Agreement, including the absence of certain legal restraints, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the Company’s receipt of the Company Stockholder Approval. The Merger Agreement does not contain any financing condition.

The Merger Agreement contains certain termination rights for each of the Company and Parent. Upon termination of the Merger Agreement in accordance with its terms, under certain specified circumstances, the Company will be required to pay Parent a termination fee in an amount equal to $19,800,000, including if the Merger Agreement is terminated due to (i) the Company accepting a superior proposal or (ii) the Company Board changing its recommendation that stockholders vote to adopt the Merger Agreement prior to the Company Stockholder Meeting. This termination fee will also be payable if the (y) Merger Agreement is terminated under certain circumstances, and prior to such termination, a proposal to acquire more than 50% of the Company’s assets or outstanding shares of Company Common Stock is publicly announced or disclosed and not publicly withdrawn, and (z) Company enters into or submits to the Company stockholders a definitive agreement or completes any transaction involving the acquisition of more than 50% of the Company’s assets or outstanding shares of Company Common Stock within twelve months of the termination. Additionally, the Company or Parent may terminate the Merger Agreement if the Company Stockholder Approval is not received at the Company Stockholder Meeting.
The Merger Agreement further provides that Parent will be required to pay the Company a termination fee in an amount equal to $29,950,000 in the event the Merger Agreement is terminated under certain specified circumstances, including (i) if Parent fails to consummate the Merger as required pursuant to, and in the circumstances specified in, the Merger Agreement or (ii) the Merger Agreement is terminated due to the failure to obtain antitrust approval by October 7, 2025, subject to an extension until January 7, 2026.
Concurrently with the execution of the Merger Agreement, General Catalyst and 62 Ventures LLC (together, the “Equity Financing Parties”) have entered into a stock purchase agreement (the “Parent Stock Purchase Agreement”) pursuant to which, among other things, the Equity Financing Parties have committed to invest a cash amount in Parent for purposes of the consummation of the transactions contemplated by the Merger Agreement, subject to the terms and conditions set forth therein. The Company is a third-party beneficiary with respect to certain enforcement rights under the Parent Stock Purchase Agreement.
The Merger Agreement contains representations and warranties by each of Parent, Merger Sub and the Company. These representations and warranties were made solely for the benefit of the parties to the Merger Agreement and (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the Merger Agreement; (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws; and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement.

The Merger Agreement has been included to provide investors with information regarding the terms of the Merger. The Merger Agreement is not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characteristic of the actual state of facts of or conditions of the parties thereto.
The foregoing description of the Merger Agreement and the Transactions does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Voting Agreements
In connection with the execution of the Merger Agreement AH Parallel Fund IV, L.P and Andreessen Horowitz Fund IV, L.P and certain officers of the Company and members of the Company Board that hold Shares (each, a “Signing Stockholder”) have entered into a support agreement (the “Voting Agreements”).
As of January 6, 2025, the Signing Stockholders held, in the aggregate, Shares representing approximately 9.7% of the voting power of the outstanding Shares. Under the Voting Agreements, the Signing Stockholders have agreed to, among other things, during the term of the Voting Agreements, vote the Signing Stockholders’ Shares (i) in favor of the adoption of the Merger Agreement and/or (ii) against any acquisition proposal or any action, proposal, agreement, transaction or arrangement that is intended, or would reasonably expected, to result in a material breach of a covenant, representation or warranty or any obligation of the Company under the Merger Agreement or any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled or satisfied.
The foregoing description of the Voting Agreements and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the form of the Voting Agreement which is attached hereto as Exhibit 10.1, which is incorporated herein by reference.
Item 2.02     Results of Operations and Financial Condition.
On January 8, 2025, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement and related matters (the “Press Release”). In the Press Release, the Company also announced that it expects to report financial results for the three months ended November 30, 2024 within the guidance range previously provided.
Item 7.01     Regulatory FD Disclosure.
A copy of the Press Release is attached as Exhibit 99.1 to this report.
The information contained under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

***

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Parent pursuant to the Agreement and Plan of Merger, dated as of January 8, 2025, by and among the Company, Parent and Merger Sub. The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to a special meeting of stockholders to be held in connection with the proposed transaction. After filing the definitive proxy statement (the “Proxy Statement”) with the SEC, the Company will mail the Proxy Statement and a proxy card to each stockholder entitled to vote at the special meeting to consider the proposed transaction. The Proxy Statement will contain important information about the proposed transaction and related matters.  Before making any voting or investment decision, investors and security holders of the Company are urged to carefully read the entire Proxy Statement (including any amendments or supplements thereto) and any other documents relating the proposed transaction that the Company will file with the SEC or incorporated by reference when they become available because such documents will contain important information regarding the proposed transaction.
Investors and security holders of the Company may obtain a free copy of the preliminary and definitive versions of the proxy statement once filed, as well as other relevant filings containing information about the Company and the proposed transaction, including materials that are incorporated by reference into the Proxy Statement, without charge, at the SEC’s website (http://www.sec.gov) or from the Company by going to the Company’s Investor Relations page on its website (https://ir.accolade.com/) and clicking on the link titled “SEC Filings”.
Participants in the Solicitation
The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K filed with the SEC on April 26, 2024, and the Company’s proxy statement on Schedule 14A filed with the SEC on June 21, 2024 (the “Annual Meeting Proxy Statement”).  Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Director Compensation,” and “Executive Compensation” in the Annual Meeting Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Annual Meeting Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in the Proxy Statement.  Copies of these documents may be obtained, free of charge, from the SEC or the Company as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “intend,” “maintain,” “might,” “likely,” “potential,” “predict,” “target,” “should,” “would,” “should,” “could” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed transaction with Parent. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Company management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction, result in the imposition of conditions that could reduce the anticipated benefits of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that the Company’s stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to the anticipated benefits of the proposed transaction or other commercial opportunities not being fully realized or taking longer to realize than expected; the competitive ability and position of the combined company; risks related to uncertainty surrounding the proposed transaction and disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; the risk that either business may be adversely affected by other economic, business and/or competitive factors; the risk that restrictions during the pendency of the proposed transaction may impact either company’s ability to pursue certain business opportunities or strategic transactions; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally; and risk related to general market, political, economic and business conditions.
Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Company’s Annual Report on Form 10‑K for the fiscal year ended February 29, 2024, Quarterly Reports on Form 10‑Q, Current Reports on Form 8‑K, the Proxy Statement and other filings made by the Company from time to time with the Securities and Exchange Commission. These filings, when available, are available on the investor relations section of the Company’s website (https://ir.accolade.com/) or on the SEC’s website (https://www.sec.gov). If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01     Financial Statements and Exhibits.
Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 8, 2025, by and among Accolade, Inc., Transcarent, Inc. and Acorn Merger Sub, Inc.

10.1	Form of Voting Agreement, dated as of January 8, 2025

99.1	Joint Press Release of Accolade, Inc. and Transcarent, Inc., dated as of January 8, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accolade, Inc.

Dated: January 8, 2025
	By:	/s/ Rajeev Singh
Rajeev Singh
Chief Executive Officer